UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

Macquarie Global Infrastructure Total Return Fund Inc.

                125 West 55th Street, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (866) 567-4771

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on or about June 1, 2021, copies of your Fund's shareholder reports will not automatically be sent to you by mail. Please see inside the front cover for important information.

MACQUARIE

GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

MACQUARIE

2020 | SEMIANNUAL REPORT

Table of contents

Unless otherwise noted, views expressed herein are current as of May 31, 2020, and subject to change for events occurring after such date.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of the Fund, unless noted otherwise.

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866-587-4518. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports.

Section 19(b) disclosure
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2020 (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. (MGU or Fund), acting pursuant to a Securities and Exchange Commission (SEC) exemptive order and with the approval of the Fund’s Board of Directors (the Board), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (Plan). In accordance with the Plan, the Fund distributes $0.42 per share on a quarterly basis as of the financial reporting period.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (Code). Effective June 1, 2020, if sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Prior to June 1, 2020, if sufficient investment income was not available on a quarterly basis, the Fund distributed long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Effective June 1, 2020, each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Prior to June 1, 2020, each quarterly distribution to shareholders was expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at macquarieim.com/mgu.

                                              1

Caution regarding forward-looking statements and past performance

This Semiannual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust and its respective representatives, taking into account the information available to them as of the financial reporting period. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of DMC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms used but not defined herein have the meaning assigned to them in the Fund’s Prospectus.

Semiannual commentary

Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2020 (Unaudited)

The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

Investment strategy

The Manager seeks to identify and select investments in infrastructure companies that, over the long term, are anticipated to produce returns commensurate with the underlying risks of the investment. The Manager believes that analysis of the underlying assets of an infrastructure company is key to determining the long-term quality of the potential revenue and income streams. The Manager adopts a systematic, fundamentals-based approach to identifying long-term potential value in infrastructure companies and continues its strategy of utilizing detailed bottom-up (stock by stock) fundamental analysis to select undervalued businesses with predictable cashflows, that are generally derived from monopolistic or near monopolistic essential service assets. The Fund is diversified in terms of asset classes and geographic region, its businesses are robust through the cycle, and its selection process includes ensuring they are appropriately capitalized.

Market review

Risk assets were up strongly throughout 2019 and finished the year on a positive note, as support from central banks continued amid weaker economic and earnings data. In December, two key events supported strong performance to end the year: the United States and China agreed on a Phase 1 trade deal, and in the UK, the Conservative Party won the general election.

Under the Phase 1 agreement, the US dropped plans to impose tariffs on an additional $160 billion in Chinese imports and, cut to 7.5%, existing tariffs on $110 billion of goods from China. Beijing agreed to significantly increase its purchases of US products and according to the

Trump administration, China agreed to buy $40 billion a year in US farm products.

In the UK, British voters delivered a stunning victory to Prime Minister Boris Johnson and his Conservative Party in December’s general election. With the victory, the Conservatives now have an 80-seat majority in the House of Commons, giving Prime Minister Johnson support to take the UK out of the European Union.

2020 started with optimism on the back of supportive central bank policies globally and, as previously mentioned, the US and China reached a potential milestone by signing an important trade deal. Consensus among investors expected a mid-cycle bounce in growth to be the dominant theme for at least the first two quarters of 2020. Financial markets embraced this view, with bond yields pushing higher, credit spreads grinding tighter, and equity markets rallying.

That optimism quickly faded, however, when a dangerous virus, COVID-19, emerged in China in mid-January, and it became increasingly clear through February and March that the virus would not be contained there as reported cases around the globe increased significantly.

The realization of a widespread pandemic ignited a repricing within global asset markets as risk asset prices fell heavily amid investors’ flight to quality (particularly in US Treasurys and the US dollar) and investors scrambled for liquidity. Further, tension between Russia and Saudi Arabia over oil provoked a dramatic collapse in oil prices, exacerbating the decline of an already weakened financial market. Global central banks observed the rapid tightening of financial conditions, particularly the flow of credit, and responded quickly, launching a series of new measures to prevent a freeze in financial markets.

However, the action by governments to shutdown large parts of their economies engineered a global and sudden stop in both demand and supply, provoking a steady stream of action from

                                              3

Semiannual commentary

Macquarie Global Infrastructure Total Return Fund Inc.

governments around the world to attempt to put a safety net under demand. As a result, many countries saw daily new infection rates start to fall and began planning to gradually reopen their economies. Governments and central banks introduced very significant stimulus measures to reduce the damage the economic shutdown caused. This restored some positive sentiment to markets. On the back of renewed optimism, markets rallied through the six-month period ended May 31, 2020.

Within the Fund

● The key stock contributors to absolute performance during the six-month period ended May 31, 2020 included:

°	NextEra Energy Inc., a US electric utility;

°	Auckland International Airport, a New Zealand airport operator; and

°	Norfolk Southern Corp., a US rail operator.

● The key stock detractors from absolute performance during the six-month period included:

°	Atlantia SpA, an Italian toll-road operator;

°	Cheniere Energy Inc., a North American liquefied natural gas (LNG) terminal operator; and

°	Sydney Airport, an Australian airport operator.

Outlook

Despite weak economic data and corporate earnings for the first quarter of 2020, we think investors are generally optimistic for the future as global containment measures have seen infection rates decline in many countries. As investors look ahead to a possible recovery, success will be measured by the extent to which companies avoid solvency problems and workers can return to employment. Many listed infrastructure companies have strong balance sheets that can not only weather downturns in economic cycles, but also own and operate assets that provide stable and consistent cash flows. As market volatility has subsided, we continue to see pockets of opportunity within the global listed infrastructure sector to invest in what we view as high-quality companies at attractive valuations.

For the past couple of years, utilities traded at premiums driven by high single-digit returns amid declining interest rates, earnings stability through the economic cycle, and growth in renewables. Given that utilities weathered the COVID-19 pandemic well due to an uptick in residential power consumption but have lagged in the market recovery, we believe this offers an attractive entry point for us into those names that, in our view, have stable businesses, strong balance sheets, and sustainable cash flows.

In the energy infrastructure sector, we believe recent LNG demand erosion is likely to be temporary and expect demand to recover as governments loosen restrictions related to COVID-19. Over the long term, there is a fundamental case for growing LNG demand given its increasing use in developing economies and its value as a replacement for coal in power generation. More broadly for the energy sector, guidance updates continue to underscore the benefits of fee-based business models for energy infrastructure assets.

Various government initiatives allowing northern hemisphere summer travel may continue to be positive for sentiment towards the transportation infrastructure sector. We believe the environment is favorable for short-haul and domestic travel in the near term. Assuming social gathering restrictions are gradually lifted, we expect a return to more favorable economic conditions globally that are positive for economic growth, and the assets that support it.

We continue to see opportunity within listed infrastructure and retain cautious optimism for a recovery. We are mindful of potential opportunities where we believe the market has oversold quality infrastructure assets with strong fundamentals, such as high-quality management teams, strong balance sheets, and robust and sustainable regulations or contracts.

The above commentary and outlook reflect the views of the portfolio manager through May 31, 2020 and may include forward-looking statements. The statements may include projections, estimates and descriptions of future events. These statements are subject to a variety of risks and uncertainties, which may cause actual results to differ materially from this commentary and outlook. The portfolio manager’s views are subject to change as market and other conditions warrant and should not be construed as a recommendation for any securities discussed herein.

Infrastructure sector risk

The potential for adverse events in the global infrastructure sector to impact the performance of the investments of the Fund. Investments in securities issued by companies which are principally engaged in the infrastructure business will subject the Fund to risks associated with direct investment in infrastructure assets. Factors such as the availability of finance, the cost of such finance in general as well as in comparison to prior periods, the level of supply of suitable infrastructure projects and government regulations relating to infrastructure may influence the value of these investments and hence the Fund.

The risks of investing in the infrastructure sector include the following:

● New project risk

Where an infrastructure issuer invests in new infrastructure projects, it is likely to retain some residual risk that the project will not be completed within budget, within the agreed time frame and to the agreed specification.

● Strategic asset risk

Infrastructure assets may include strategic assets, that is, assets that have a national or regional profile, and may have monopolistic characteristics. The nature of these assets may generate additional risk given the national/regional profile and/or their irreplaceable nature, and may constitute a higher risk target for terrorist acts or political actions.

● Documentation risk

Infrastructure assets are often governed by a complex series of legal documents and contracts. As a result, the risk of a dispute over interpretation or enforceability of the documentation may be higher than for other issuers.

● Operation risk

Should an infrastructure issuer fail to maintain and operate the assets efficiently, the ability to maintain payments of dividends or interest to shareholders may be impaired. Failure by the infrastructure issuer to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Concentration risk

The investment policy of the Fund will result in a portfolio containing a concentrated group of investments focused on gaining exposure to companies in the infrastructure sector, as opposed to investing across the entire market. Funds which invest in a concentrated portfolio may be subject to greater volatility than strategies with a more diversified portfolio.

Emerging markets risk

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less

                                              5

Semiannual commentary

Macquarie Global Infrastructure Total Return Fund Inc.

publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Hybrid securities risk

The Fund may invest in preferred stock and hybrid securities, which may have special risks. Preferred and hybrid securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. Some preferred and hybrid securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s assets may include investments in noncumulative preferred or hybrid securities, under which the issuer does not have an obligation to make up any arrears to its investors. Preferred and hybrid securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Generally, preferred and hybrid security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the security holders generally may select a number of directors to the issuer’s board. Generally, once all the arrears have been paid, the security holders no longer have voting rights. In certain varying circumstances, an issuer of preferred or hybrid securities may redeem the securities prior to a specified date. For instance, for certain types of preferred or hybrid securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Derivatives risk

Certain derivatives could increase the Fund’s volatility or expose the Fund to losses greater than the cost of the derivatives.

Market risk

The risk that all or a majority of the securities in a certain market – like the stock market or bond market – will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Performance risk

Performance risk broadly refers to the potential for changes in share prices to result in a loss in the value of your investment in the Fund. The Fund primarily invests in companies that are listed on a share market and as a result is exposed to movements in their share prices.

Currency risk

Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

Natural disaster and epidemic risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

                                              7

Security type / country and sector allocations
Macquarie Global Infrastructure Total Return Fund Inc.	As of May 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	135.10%
Australia	12.00%
Canada	15.76%
China/Hong Kong	3.45%
France	5.43%
Italy	16.28%
Mexico	5.63%
New Zealand	2.20%
Spain	9.06%
Switzerland	3.92%
United Kingdom	12.16%
United States	49.21%
Master Limited Partnerships	2.30%
Total Value of Securities	137.40%
Leverage	(40.60%)
Receivables and Other Assets Net of Liabilities	3.20%
Total Net Assets	100.00%

Common stock and master limited partnerships by sectors	Percentage of net assets
Airports	20.14%
Electric Utility	25.69%
Electricity and Gas Distribution	18.73%
Electricity Generation	2.32%
Electricity Transmission	6.59%
Pipelines	34.84%
Toll Roads	21.07%
Water	8.02%
Total	137.40%

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2020 (Unaudited)

	Number of shares	Value (US $)

Common Stock – 135.10%Δ

Australia – 12.00%
Spark Infrastructure Group ¥	2,589,020	$3,641,257
Sydney Airport ¥	2,314,697	9,025,754
Transurban Group ¥	2,027,198	19,309,093
		31,976,104
Canada – 15.76%
Enbridge ¥	452,526	14,717,736
Gibson Energy ¥	260,542	4,030,609
Hydro One 144A #¥	256,061	4,961,839
Pembina Pipeline ¥	87,548	2,187,349
TC Energy ¥	357,664	16,118,714
		42,016,247
China/Hong Kong – 3.45%
China Longyuan Power Group Class H ¥	4,759,000	2,314,575
CLP Holdings ¥	308,000	3,017,816
Huadian Fuxin Energy Class H ¥	19,826,000	3,862,125
		9,194,516
France – 5.43%
Aeroports de Paris ¥	39,180	4,073,005
Vinci ¥	112,719	10,390,278
		14,463,283
Italy – 16.28%
Atlantia†¥	1,028,698	16,666,127
Enav 144A #¥	2,577,208	11,672,190
Snam ¥	1,225,103	5,689,931
Terna Rete Elettrica Nazionale ¥	1,387,923	9,351,833
		43,380,081
Mexico – 5.63%
ALEATICA ¥	9,858,079	8,135,599
Infraestructura Energetica Nova ¥	2,409,253	6,866,662
		15,002,261
New Zealand – 2.20%
Auckland International Airport †¥	1,454,967	5,870,626
		5,870,626
Spain – 9.06%
Aena SME 144A #†¥	88,432	12,584,622
Iberdrola ¥	920,372	9,897,835
Sacyr ¥	849,706	1,660,061
		24,142,518
Switzerland – 3.92%
Flughafen Zuerich †¥	75,974	10,442,673
		10,442,673

                                              9

Schedules of investments

Macquarie Global Infrastructure Total Return Fund Inc. (Unaudited)

	Number of shares	Value (US $)

Common StockΔ (continued)

United Kingdom – 12.16%
National Grid ¥	720,823	$8,243,369
Severn Trent ¥	262,259	7,906,118
SSE ¥	183,553	2,814,319
United Utilities Group ¥	1,187,366	13,455,603
		32,419,409
United States – 49.21%
American Electric Power ¥	210,720	17,963,880
Atmos Energy ¥	31,789	3,267,273
Cheniere Energy †¥	494,588	21,934,978
CMS Energy ¥	93,873	5,499,080
DTE Energy ¥	79,242	8,524,062
Kinder Morgan ¥	442,738	6,995,260
NextEra Energy ¥	69,806	17,839,621
NiSource ¥	148,637	3,542,020
Sempra Energy ¥	185,242	23,397,917
Southern ¥	113,504	6,477,673
Southwest Gas Holdings ¥	99,308	7,542,443
Williams ¥	399,400	8,159,742
		131,143,949

Total Common Stock (cost $407,386,980)		360,051,667

Master Limited Partnerships – 2.30%
Enterprise Products Partners ¥	166,293	3,176,196
Magellan Midstream Partners ¥	65,339	2,962,470
Total Master Limited Partnerships (cost $8,369,273)		6,138,666
Total Value of Securities – 137.40% (cost $415,756,253)		$366,190,333

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2020, the aggregate value of Rule 144A securities was $29,218,651, which represents 10.96% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 8 in “Security type / country and sector allocations.”

†	Non-income producing security.

¥	Fully or partially pledged as collateral for borrowing transactions.

(Unaudited)

The following foreign currency exchange contract were outstanding at May 31, 2020:1

Foreign Currency Exchange Contract

Counterparty	Currency to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Depreciation
BNYM	GBP 2,264,797	USD 2,801,822	6/1/20	$ (4,772)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contract above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 5 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – The Bank of New York Mellon

GBP – British Pound Sterling

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

                                              11

Statement of assets and liabilities

Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US dollars)	May 31, 2020 (Unaudited)

Assets:
Investments, at value[1]	$366,190,333
Cash	8,550,452
Foreign currencies, at value[2]	472,571
Receivable for securities sold	2,889,475
Foreign tax reclaims receivable	800,136
Dividends receivable	771,190
Prepaid arrangement fees on loan outstanding	185,259
Other assets	23,502

Total assets	379,882,918

Liabilities:
Loans payable, at value[3]	108,201,512
Payable for securities purchased	3,773,204
Investment advisory expense payable to affiliates	864,683
Other payables and accrued expenses	205,587
Interest on loans payable	181,800
Administration expense payable	86,440
Directors’ expense payable	56,905
Unrealized depreciation of foreign currency exchange contracts	4,772

Total liabilities	113,374,903

Total Net Assets	$266,508,015

Net Assets Consist of:
Paid-in capital	$317,815,136
Total distributable earnings (loss)	(51,307,121)

Total Net Assets	$266,508,015

Net Asset Value
Common Shares
Net assets	$266,508,015
Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net asset value per share	$21.37

[1] Investments, at cost	$415,756,253
[2] Foreign currencies, at cost	467,634
[3] Loans payable, at proceeds	109,928,986

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US dollars)	Six months ended May 31, 2020 (Unaudited)

Investment Income:
Dividends	$6,017,212
Foreign tax withheld	(364,178)

5,653,034

Expenses:
Investment advisory	2,054,032
Interest expense	908,537
Directors	105,052
Administration	103,731
Legal	90,457
Insurance	71,676
Audit and tax services	60,268
Custody	43,030
Printing	30,563
Transfer agent	18,509
Other expenses	57,197

Total operating expenses	3,543,052

Net Investment Income	2,109,982

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,364,606
Foreign currencies	(725,237)
Foreign currency exchange contracts	(110,100)

Net realized gain	1,529,269

Net change in unrealized appreciation (depreciation) of:
Investments	(62,320,906)
Foreign currencies	(6,166)
Foreign currency exchange contracts	(4,772)

Net change in unrealized appreciation (depreciation)	(62,331,844)

Net Realized and Unrealized Loss	(60,802,575)

Net Decrease in Net Assets Resulting from Operations	$(58,692,593)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US dollars)

	Six months ended
	5/31/20	Year ended
	(Unaudited)	11/30/19
Increase (Decrease) in Net Assets resulting from Operations:
Net investment income	$2,109,982	$16,102,277
Net realized gain	1,529,269	1,754,147
Net change in unrealized appreciation (depreciation)	(62,331,844)	40,493,298

Net increase (decrease) in net assets resulting from operations	(58,692,593)	58,349,722

Distributions to Shareholders from:
Distributable earnings	(10,473,366)	(20,946,732)

	(10,473,366)	(20,946,732)

Net Increase (Decrease) in Net Assets	(69,165,959)	37,402,990

Net Assets:
Beginning of period	335,673,974	298,270,984

End of period	$266,508,015	$335,673,974

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US dollars)	Six months ended May 31, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(58,692,593)

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchase of investment securities	(143,835,359)
Proceeds from disposition of investment securities	183,554,590
Net realized loss (gain) on investments	(2,364,606)
Net change in unrealized (appreciation) depreciation on investments	62,320,906
Net change in unrealized (appreciation) depreciation of foreign currencies	6,166
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	4,772
(Increase) decrease in dividends receivable	460,687
(Increase) decrease in foreign tax reclaims receivable	(16,445)
(Increase) decrease in prepaid arrangement fees on loan outstanding	21,971
(Increase) decrease in other assets	71,675
Increase (decrease) in interest on loans payable	(52,887)
Increase (decrease) in investment advisory expense payable to affiliates	(277,457)
Increase (decrease) in administration expense payable	(11,241)
Increase (decrease) in director’s expense payable	3,585
Increase (decrease) in other payables and accrued expenses payable	65,194

Total adjustments	99,951,551

Net cash provided by (used for) operating activities	41,258,958

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments to reduce borrowings	(33,838,533)
Cash distributions paid	(10,473,366)

Net cash used for financing activities	(44,311,899)

Effect of exchange rates on cash	(37,914)

Net increase (decrease) in cash	(3,090,855)
Cash beginning balance*	12,113,878

Cash ending balance*	$9,023,023

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense from borrowings	$961,424

*Includes foreign currencies due to custodian as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US dollars)

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Market value, end of period
Total return based on:[3]
Net asset value
Market value
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to interest expenses reimbursed
Ratio of expenses to average net assets excluding interest expenses
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to interest expenses reimbursed
Portfolio turnover
Leverage analysis:
Debt outstanding at end of period (000 omitted)
Asset coverage ratio to total assets[5]

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns exclude brokerage commissions on buying and selling of Fund shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

[4]

For the six months ended May 31, 2020, and the years ended November 30, 2019, 2018, 2017, 2016, and 2015, the annualized ratios to Total Assets were 1.89%, 1.69%, 1.92%, 1.58%, 1.88%, and 1.89%, respectively. The Prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

[5]	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6)

See accompanying notes, which are an integral part of the financial statements.

Six months ended 5/31/20[1]	Year ended
(Unaudited)	11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

$26.92	$23.92	$28.44	$23.08	$24.12	$28.58

0.17	1.29	1.21	1.19	0.90	0.67
(4.88)	3.39	(4.20)	5.65	(0.46)	(3.69)

(4.71)	4.68	(2.99)	6.84	0.44	(3.02)

(0.84)	(1.68)	(1.53)	(1.27)	(1.20)	(0.73)
—	—	—	(0.21)	(0.28)	(0.71)

(0.84)	(1.68)	(1.53)	(1.48)	(1.48)	(1.44)

$21.37	$26.92	$23.92	$28.44	$23.08	$24.12

$18.28	$24.35	$20.67	$25.16	$19.42	$19.76

(17.11%)	21.40%	(10.10% )	31.26%	2.82%	(10.16% )
(21.61%)	27.07%	(12.18% )	38.01%	5.60%	(20.92% )

$266,508	$335,674	$298,271	$354,551	$287,710	$300,709
2.38%	2.50%	2.61%	2.44%	2.56%	2.37%
2.38%	2.50%	2.61%	2.50%	2.56%	2.37%
1.77%	1.75%	1.76%	1.72%	1.83%	1.73%
1.41%	4.99%	4.67%	4.48%	3.73%	2.47%
1.41%	4.99%	4.67%	4.42%	3.73%	2.47%
35%	99%	99%	71%	65%	53%

$108,202	$142,072	$138,284	$155,610	$121,736	$127,262
346%	336%	316%	328%	336%	336%

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2020 (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. (Fund) is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended, and organized under the laws of the State of Maryland. The Fund’s shares of common stock are listed on the New York Stock Exchange (NYSE) under the ticker “MGU.”

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – The net asset value (NAV) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00pm Eastern Time) on each day the NYSE is open for trading. US debt securities and non-US securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the Nasdaq National Market, are valued at the closing bid prices. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current years. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal/state income tax returns through the six months ended May 31, 2020 and for all open federal income tax years (years ended Nov. 30, 2017–Nov. 30, 2019) and all open state income tax years (years ended Nov. 30, 2014–Nov. 30, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the six months ended May 31, 2020, the Fund did not incur any interest or tax penalties.

Cash and Cash Equivalents – Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash – As of May 31, 2020, the Fund did not classify any funds (proceeds) as restricted.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Distributions to Shareholders – Effective June 1, 2020, the Fund intends to distribute to holders of its common shares monthly distributions of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

1. Significant Accounting Policies (continued)

The Fund has received approval from the Securities Exchange Commission (SEC) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each month to shareholders of common stock after payment of interest on any outstanding borrowings. Prior to June 1, 2020, the Fund distributed to holders of its common shares quarterly distributions of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund.

Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from Master Limited Partnerships are recorded as return on capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 10, 2018, the Board approved the renewal of the Fund’s Investment Management Agreement dated Aug. 22, 2005 (Advisory Agreement), pursuant to which Macquarie Capital Investment Management LLC (MCIM) serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board.

In connection with the restructuring of a portion of MCIM’s advisory business, MCIM and Macquarie Investment Management Business Trust (MIMBT), through its Delaware Management Company (DMC) series, entered into an Assignment and Assumption Agreement on May 1, 2019 where MIMBT agreed to assume and perform all the investment advisory services and related portfolio management duties provided by MCIM to the Fund pursuant to the Advisory Agreement. In particular, MIMBT agreed to assume the Advisory Agreement in its entirety and to perform and be bound by all of the terms of the Advisory Agreement and the obligations and duties of MCIM thereunder. MCIM and MIMBT are each an indirect wholly-owned subsidiary of Macquarie Group Limited.

On July 18, 2019, the Board approved the renewal of the Advisory Agreement between DMC and the Fund.

DMC is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, DMC receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MIMBT. There were no commissions paid to the affiliated firm for the six months ended May 31, 2020.

Computershare Trust Company, N.A. (Computershare) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

3. Investments

For the six months ended May 31, 2020, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:

Purchases	$147,971,936
Sales	186,330,847

At May 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Fund were as follows:

Cost of investments and derivatives	$415,756,253

Aggregate unrealized appreciation of investments and derivatives	$18,052,969
Aggregate unrealized depreciation of investments and derivatives	(67,623,661)

Net unrealized depreciation of investments and derivatives	$(49,570,692)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

                                              21

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

3. Investments (continued)

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy as of May 31, 2020:

Securities	Level 1	Total
Assets:
Common Stock	$360,051,667	$360,051,667
Master Limited Partnerships	6,138,666	6,138,666

Total Value of Securities	$366,190,333	$366,190,333

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(4,772)

1Foreign Currency Exchange Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

During the six months ended May 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. During the six months ended May 31, 2020, there were no Level 3 investments.

4. Capital Transactions

	Six months ended	Year ended
	5/31/20	11/30/19
Shares:
Common Shares Outstanding - beginning of period	12,468,293	12,468,293
Common Shares Outstanding - end of period	12,468,293	12,468,293

5. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

                                              23

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

5. Derivatives (continued)

During the six months ended May 31, 2020, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the six months ended May 31, 2020, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as on the “Statement of operations.”

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2020:

	Long Derivatives	Short Derivatives
	Volume	Volume
Foreign currency exchange contracts (average cost)	$902,389	$625,648

6. Leverage

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the BNP Paribas Facility or the Agreement), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have asset coverage of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (MCF), under the BNP Paribas Facility is $120,000,000 and euro 40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.55% per annum above 3-month LIBOR for the US dollar line and 0.55% above the 3-month EURIBOR for the euro line.

On July 23, 2014, $60,000,000 of the US dollar line was fixed for a five-year period. As of July 26, 2018, the rate was re-negotiated to 2.303% for the remaining term of the five-year period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

Effective Aug. 26, 2019, $60,000,000 of the US dollar line was fixed and euro 25,000,000 for the euro line for a five-year period. At the end of the five-year period, following business day conventions, the fixed financing will be reduced to zero and the floating rate financing will be increased by the same amount, unless the parties agree in writing to amend or extend the term of the relevant fixed rate periods. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

As of May 31, 2020, the Fund had $15,000,000 and euro 5,000,000 in leverage outstanding on the variable lines, and $60,000,000 outstanding and euro 25,000,000 on the fixed line. The carrying values of the loan approximate fair values. The daily average amounts outstanding over the period on the variable line was $26,536,612, with an average rate on the borrowing of 2.136%, and euro 9,713,115 with the average rate on borrowing of 0.166%.

The unused amount under the BNP Paribas Facility was $45,000,000 at May 31, 2020. The loan payable is carried at value, and the euro line is adjusted daily for foreign currency translation. At May 31, 2020, the Fund maintained an asset coverage of 346%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $366,190,333.

7. Soft Dollar Arrangement

DMC maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of DMC’s permitted investment research services.

8. Compensation of Directors

As of January 1, 2020, the Chair of the Board receives an annual retainer of $58,750, paid quarterly, for his services to the Fund, and each other Non-Interested Director of the Fund received an annual retainer of $50,000, paid quarterly, for his or her services to the Fund. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses are paid as incurred.

9. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

                                              25

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through Dec. 31, 2022. As of the financial reporting period, Management is evaluating the impact, if any, of applying this ASU.

12. Subsequent Events

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

On June 2, 2020, the Board announced a change in the distribution frequency of the Fund from quarterly to monthly, beginning with the June distribution. In addition on the same date, the Fund declared a regular distribution for the month ending May 31, 2020 of $0.075 per share.

Effective Feb. 1, 2020, Brad Frishberg resigned as Director, Chief Executive Officer, and President of the Fund. On the same date, John C. Leonard became an interested Director, Chief Executive Officer, and President of the Fund.

Management has determined that no other material events or transactions occurred subsequent to May 31, 2020, that would require recognition or disclosure in the Fund’s financial statements.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Dividend Reinvestment Plan

Unless a stockholder of the Fund (Stockholder) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

●

If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

●

If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Dividend Reinvestment Plan (continued)

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 505000, Louisville, KY 40233 or Computershare, 462 South 4th Street, Louisville, KY 40202 (for overnight courier), 866 587-4518.

Fund Proxy Voting Policies and Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without a charge, upon request, by contacting the Fund at 866 587-4518 or on the Fund’s website at macquarieim.com/mgu and on the Securities Exchange Commission (SEC)’s website at sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at macquarieim.com/mgu. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Section 19(a) Notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2020
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
$0.1749	$0.0008	$0.2922	$0.3721	$0.8400

Percentage Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2020
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
20.82%	0.10%	34.79%	44.29%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of assets and liabilities, which comprises part of the financial information included in this report.

Directors and officers

May 31, 2020 (Unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years,

Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]
Biographical Information of the Non-Interested Directors of the Fund
Gordon A. Baird*	Class I Director	Since July 2005
Birth Year: 1968
Thomas W. Hunersen*	Class II Director	Since July 2005
Birth Year: 1958
Chris LaVictorie Mahai*	Class III Director	Since July 2005
Birth Year: 1955
Biographical Information of the Interested Directors of the Fund
John C. Leonard	Class III Director	Since February 2020
Birth Year: 1960

[1]	Each Director may be contacted by writing to the Director c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street Level 9, New York, NY 10019.

[2]

Each Director’s term of office extends until the next stockholder meeting for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (DMC-Affiliated Advised Funds) and other public company directorships.

Principal Occupation(s) During Past Five Years	Number of DMC-Affiliated Advised Funds Overseen	Other Public Company Directorships

Mr. Baird is the President and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G. A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.	1	None
Mr. Hunersen is the Principal of CKW Ventures LLC (since 2013). Prior to 2013, Executive Vice President/Global Head of Energy & Utilities, National Australia Bank Limited, New York, NY; Group Executive, Corporate & Institutional Recovery, Irish Bank Resolution Corporation, Dublin, Ireland; Group Executive, Bank of Ireland, Greenwich, CT; Chief Executive Officer, Slingshot GT Incorporated, Boston, MA; Assistant Vice President, Mellon Bank Corporation, Pittsburgh, PA.	1	None
Ms. Mahai has been President of Aveus, a division of Medecision, Inc. since May 2018. She was Founder, Owner and Managing Partner of Aveus LLC from 1999 to May 2018.	1	None

Mr. Leonard has been Executive Director and Global Head of Equities of Macquarie Asset Management since March 2017. Previously, he was Head of Equities and Group Managing Director of UBS Asset Management from 2008 to 2016.	1	None

                                              31

Directors and officers

May 31, 2020 (Unaudited)

Name, Birth Year and Address of Officer	Position(s) Held with Fund(s)	Term of Office and Length of Time Served[3]
Biographical Information of the Executive Officers of the Fund
John C. Leonard	Chief Executive Officer and	Since February 2020
Birth Year: 1960	President
125 West 55th Street
New York, NY 10019
William Fink	Chief Compliance Officer	Since September 2014
Birth Year: 1968
125 West 55th Street
New York, NY 10019
David F. Connor, Esq.	Chief Legal Officer and	Since March 2019
Birth Year: 1963	Secretary
2005 Market Street
Philadelphia, PA 19103
Daniel V. Geatens[4]	Chief Financial Officer and	Since November 2017
Birth Year: 1972	Treasurer
2005 Market Street
Philadelphia, PA 19103

[3]	Each officer serves an indefinite term.

[4]	Mr. Geatens also serves as the Chief Financial Officer for the Optimum Fund Trust and Treasurer for the Delaware Funds® by Macquarie, which share the same investment manager.

Principal Occupation(s) During the Past Five Years

Mr. Leonard has been Executive Director and Global Head of Equities of Macquarie Asset Management since March 2017. Previously, he was Head of Equities and Group Managing Director of UBS Asset Management from 2008 to 2016.
Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 – September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).
Mr. Connor is general counsel for Macquarie Investment Management responsible for overseeing the firm’s legal department in the Americas (May 2015 – present); previously, he has served in various capacities at different times in the legal department at Macquarie Investment Management since 2000.
Mr. Geatens has served in various capacities at different times at Macquarie Investment Management since 1997.

                                              33

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Macquarie Global Infrastructure Total Return Fund Inc.

By (Signature and Title)*/s/ John C. Leonard

John C. Leonard
Chief Executive Officer/Principal Executive Officer

Date August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ John C. Leonard

John C. Leonard
Chief Executive Officer/Principal Executive Officer

Date August 6, 2020

By (Signature and Title)*/s/ Daniel V. Geatens

Daniel V. Geatens
Treasurer, Chief Financial Officer/Principal Financial Officer

Date August 6, 2020

* Print the name and title of each signing officer under his or her signature.